TBS INTERNATIONAL LIMITED & SUBSIDIARIES                EXHIBIT 10.7

Date 27 March 2009

ARGYLE MARITIME CORP.
CATON MARITIME CORP.
DORCHESTER MARITIME CORP.
LONGWOODS MARITIME CORP.
McHENRY MARITIME CORP.
SUNSWYCK MARITIME CORP.
as Joint and Several Borrowers

– and –

TBS INTERNATIONAL LIMITED
as Corporate Guarantor

– and –

THE BANKS AND FINANCIAL INSTITUTIONS
listed in Schedule 1
as Lenders

– and –

THE ROYAL BANK OF SCOTLAND PLC
as Mandated Lead Arranger

– and –

THE ROYAL BANK OF SCOTLAND PLC
as Bookrunner, Agent, Security Trustee and Swap Bank

SUPPLEMENTAL AGREEMENT

relating to
a term loan facility of US$150,000,000

INDEX
Clause Page

1           INTERPRETATION

2           AGREEMENT OF THE CREDITOR PARTIES

3           CONDITIONS PRECEDENT

4           REPRESENTATIONS AND WARRANTIES

5           AMENDMENTS TO LOAN AGREEMENT AND OTHER FINANCE DOCUMENTS

6           FURTHER ASSURANCES

7           FEES AND EXPENSES

8           COMMUNICATIONS

9           SUPPLEMENTAL

10           LAW AND JURISDICTION

SCHEDULE 1  LENDERS

SCHEDULE 2  FINANCIAL COVENANTS DURING COVENANT WAIVER PERIOD

EXECUTION PAGES

APPENDIX 1  CORPORATE GUARANTEE SUPPLEMENT

APPENDIX II  SCHEDULE 5 REPAYMENT INSTALMENTS

THIS AGREEMENT is made on 27 March 2009

BETWEEN

(1)
ARGYLE MARITIME CORP., CATON MARITIME CORP., DORCHESTER MARITIME CORP., LONGWOODS MARITIME CORP., McHENRY MARITIME CORP. and SUNSWYCK MARITIME CORP., each a company incorporated in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Island, Majuro, Marshall Islands MH96960 as Joint and Several Borrowers;

(2)	TBS INTERNATIONAL LIMITED, a company incorporated in Bermuda whose principal office is at Suite 306, Commerce Building, One Chancery Lane, Hamilton HM12, Bermuda as Corporate Guarantor;

(3)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 as Lenders;

(4)	THE ROYAL BANK OF SCOTLAND PLC as Mandated Lead Arranger;

(5)	THE ROYAL BANK OF SCOTLAND PLC as Bookrunner;

(6)	THE ROYAL BANK OF SCOTLAND PLC as Agent;

(7)	THE ROYAL BANK OF SCOTLAND PLC as Security Trustee; and

(8)	THE ROYAL BANK OF SCOTLAND PLC as Swap Bank.

BACKGROUND

(A)
By a loan agreement dated 29 March 2007 as amended by a side letter dated 26 March 2008 and made between (i) the Borrowers, (ii) the Lenders, (iii) the Mandated Lead Arrangers, (iv) the Bookrunner, (v) the Agent, (vi) the Security Trustee and (vii) the Swap Bank, the Lenders have made available to the Borrowers a facility of US$150,000,000.

(B)	By a master agreement dated 29 March 2007 and made between the Borrowers and the Swap Bank the Borrowers may enter into certain transactions.

(C)
This Agreement sets out the terms and conditions on which the Creditor Parties agree, with effect on and from the Effective Date, at the request of the Security Parties to waive certain covenants in the Loan Agreement on the terms and conditions set out herein and to the consequential amendment of the Loan Agreement, the Master Agreement and the other Finance Documents in connection with those matters.

IT IS AGREED as follows:

1	INTERPRETATION

1.1
Defined expressions.  Words and expressions defined in the Loan Agreement, the Master Agreement and the other Finance Documents shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions. In this Agreement, unless the contrary intention appears:

“Amendment Fee Letter” means the letter dated on or about the date of this Agreement between the Agent and the Borrowers setting out the fees referred to in Clause 20.1(b), (c), (d), (e), (f) and (g);

“Corporate Guarantee Supplement” means a letter supplemental to the Corporate Guarantee executed or to be executed by the Corporate Guarantor in favour of the Security Trustee substantially in the form set out in Appendix 1;

“Covenant Waiver Period” means the period commencing on the date of this Agreement and ending on 1 January 2010 (or such later date as the Agent may with the authorisation of the Lenders, agree with the Borrowers);

“Effective Date”  means the date on which the conditions precedent in Clause 3 are satisfied;

“Loan Agreement”  means the loan agreement referred to in Recital (A); and

“Master Agreement” means the master agreement referred to in Recital (B).

1.3	Application of construction and interpretation provisions of Loan Agreement. Clauses 1.2 and 1.5 of the Loan Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF THE CREDITOR PARTIES

2.1
Agreement of the Lenders.  The Lenders agree, subject to and upon the terms and conditions of this Agreement, to the amendments to the Loan Agreement, the Master Agreement and the Finance Documents as set out in Clause 5.

2.2
Agreement of the Creditor Parties.  The Creditor Parties agree, subject to and upon the terms and conditions of this Agreement, to the consequential amendment of the Loan Agreement, the Master Agreement and the other Finance Documents in connection with the matters referred to in Clause 2.1.

2.3
Agreement of the Borrowers and the Corporate Guarantor.  The Borrowers and the Corporate Guarantor hereby agree to the amendments to the Loan Agreement, the Master Agreement and the Finance Documents as set out in Clause 5.

2.4	Effective Date. The agreement of the Lenders and the other Creditor Parties contained in Clauses 2.1 and 2.2 shall have effect on and from the Effective Date.

3	CONDITIONS PRECEDENT

3.1	General. The agreement of the Lenders and the other Creditor Parties contained in Clauses 2.1 and 2.2 is subject to the fulfilment of the conditions precedent in Clause 3.2.

3.2
Conditions precedent.  The conditions referred to in Clause 3.1 are that the Agent shall have received the following documents and evidence in all respects in form and substance satisfactory to the Agent and its lawyers on or before 6 April 2009 or such later date as the Agent may agree with the Borrowers and the other Security Parties:

(a)
documents of the kind specified in Schedule 3, Part A, paragraphs 2, 3, 4 and 5 of the Loan Agreement as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement and the Corporate Guarantee Supplement;

(b)	a duly executed original of this Agreement and the Corporate Guarantee Supplement duly executed by the parties to it;

(c)
evidence that the provisions of clause 9.1(d) and 9.1(e) of the Loan Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, are complied with both as at the date of this Agreement and the Effective Date; and

(d)
any further opinions, consents, agreements and documents in connection with this Agreement, the Master Agreement and the Finance Documents which the Agent may request by notice to the Borrowers and the Security Parties prior to the Effective Date.

4	REPRESENTATIONS AND WARRANTIES

4.1
Repetition of Loan Agreement representations and warranties.  The Borrowers represent and warrant to the Creditor Parties that the representations and warranties in clause 10 of the Loan Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement and the Effective Date with reference to the circumstances now and then existing.

4.2
Repetition of Finance Document representations and warranties.  The Borrowers and each of the Security Parties represent and warrant to the Creditor Parties that the representations and warranties in the Finance Documents (other than the Loan Agreement) to which it is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement and the Effective Date with reference to the circumstances now and then existing.

5	AMENDMENTS TO LOAN AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1	Specific amendments to Loan Agreement. With effect on and from the Effective Date the Loan Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	the definition of Margin in clause 1.1 shall be deleted and replaced with the following:

“Margin” means in relation to each Loan three point five per cent. (3.5%) per annum;”;

(b)	so that Schedule 5 of the Loan Agreement is deleted and replaced with the amended schedule appended to this Agreement in Appendix II;

(c)	clause 8.4(a) shall be amended so that the words “or in the event that a Loan is being prepaid the amount of that Loan then outstanding” are inserted at the end;

(d)	a new clause 8.14 shall be inserted at the end of clause 8 as follows:

“8.14
Prepayment due to refinancing.  In the event that the Borrowers prepay the Loan Facility or any part thereof as a result of a refinancing arranged by a financial institution other than the Agent, the Borrowers shall pay to the Agent (for the account of the Lenders) a prepayment fee of one per cent. (1%) of the amount being prepaid such prepayment fee to be paid on the same date as the amount being prepaid.”;

(e)
so that the financial covenants set out in paragraphs (a), (b), (c) and (d) of Schedule 8 and referred to in clause 11.18 shall not apply during the Covenant Waiver Period and so that on the next succeeding Business Day following the last day of the Covenant Waiver Period the Borrowers shall provide a compliance certificate in the form set out in Schedule 9 confirming that the Financial Covenants set out in Schedule 8 as amended by this Agreement have been complied with during the last financial quarter;

(f)	so that during the Covenant Waiver Period the Borrowers and the Corporate Guarantor undertake to comply with the financial covenants and the undertakings set out in Schedule 2 of this Agreement;

(g)	so that the minimum required security cover set out in clause 15.1 shall be reduced from One hundred and twenty five per cent. (125%) to One hundred per cent. (100%) during the Covenant Waiver Period;

(h)
so that during the Covenant Waiver Period, the Lenders shall not be required to make an Advance if the Loans relating to Ships which have not yet been delivered (but including the Advance being requested by the Borrowers) exceed 75% of (i) the aggregate Contract Value of the Ships and (ii) the net realisable value of any additional security provided under the Loan Agreement as amended by this Agreement and for the purpose of this Clause, “Contract Value” shall mean:

the market value of a Ship at any date based on the acquisition price of the rights and obligations under the Shipbuilding Contract relating to that Ship or a ship of a similar size and type and due to be delivered at the same time as that Ship as shown by a valuation prepared as at a date not more than 10 Business Days previously by an independent international sale and purchase shipbroker which the Agent has approved for the purpose and after deducting the estimated amount of usual and reasonable expenses which would be incurred in connection with such a sale;

(i)	clauses 20.1 (b) to (g) shall be deleted and replaced with the following:

“(b)
quarterly in arrears during the period from (and including) 27 March 2009 to the earlier of (i) the Drawdown Date in relation to the Loan A Delivery Advance and (ii) 31 May 2009 (or such later date as the Agent, in its sole and absolute discretion shall agree) and on the last day of that period a commitment fee at the rate of One point five per cent. (1.5%) per annum on the undrawn balance of Loan A;

(c)
quarterly in arrears during the period from (and including) 27 March 2009 to the earlier of (i) the Drawdown Date in relation to the Loan B Delivery Advance and (ii) 30 November 2009 (or such later date as the Agent, in its sole and absolute discretion shall agree) and on the last day of that period a commitment fee at the rate of One point five per cent. (1.5%) per annum on the undrawn balance of Loan B;

(d)
quarterly in arrears during the period from (and including) 27 March 2009 to the earlier of (i) the Drawdown Date in relation to the Loan C Delivery Advance and (ii) 30 April 2010 (or such later date as the Agent, in its sole and absolute discretion shall agree) and on the last day of that period a commitment fee at the rate of One point five per cent. (1.5%) per annum on the undrawn balance of Loan C;

(e)
quarterly in arrears during the period from (and including) 27 March 2009 to the earlier of (i) the Drawdown Date in relation to the Loan D Delivery Advance and (ii) 31 August 2010 (or such later date as the Agent, in its sole and absolute discretion shall agree) and on the last day of that period a commitment fee at the rate of One point five per cent. (1.5%) per annum on the undrawn balance of Loan D;

(f)
quarterly in arrears during the period from (and including) 27 March 2009 to the earlier of (i) the Drawdown Date in relation to the Loan E Delivery Advance and (ii) 30 June 2010 (or such later date as the Agent, in its sole and absolute discretion shall agree) and on the last day of that period a commitment fee at the rate of One point five per cent. (1.5%) per annum on the undrawn balance of Loan E;

(g)
quarterly in arrears during the period from (and including) 27 March 2009 to the earlier of (i) the Drawdown Date in relation to the Loan F Delivery Advance and (ii) 31 October 2010 (or such later date as the Agent, in its sole and absolute discretion shall agree) and on the last day of that period a commitment fee at the rate of One point five per cent. (1.5%) per annum on the undrawn balance of Loan F”;”

(j)	clause 1.1 shall be amended to include the definition of Amendment Fee Letter;

(k)	the definition of “Finance Documents” in clause 1.1 of the Loan Agreement shall be amended to include the Amendment Fee Letter; and

(l)	the definitions of “Consolidated Interest Charges Coverage Ratio”, “Consolidated EBITDA” and “Consolidated Interest Charges” in Schedule 8 shall be deleted and replaced with the following:

““Consolidated Interest Charges Coverage Ratio” means, at any date of determination, the ratio of (a) the result of (i) Consolidated EBITDA less (ii) the sums of Federal, State, local and foreign income taxes paid in cash for the most recently completed Measurement Period to (b) Consolidated Interest Charges for the most recently completed Measurement Period.

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income (and without duplication):  (i) Consolidated Interest Charges, (ii) the provision for Federal, state, local and foreign income taxes payable, (iii) depreciation and amortization expense, (iv) net losses from the sales of vessels as permitted under this Agreement and (v) any noncash impairment charges incurred during each fiscal year of Holdings and its Subsidiaries ending December 31, 2008 and December 31, 2009 in respect of any of Holdings’ or its Subsidiaries’ goodwill and Vessels, (in each case of or by Holdings and its Subsidiaries for such Measurement Period) and minus (b) the following to the extent included in calculating such Consolidated Net Income, all net gains from the sales of vessels as permitted under this Agreement (in each case of or by Holdings and its Subsidiaries for such Measurement Period); provided that, to the extent characterized as interest on the income statements of Holdings and its Subsidiaries for such Measurement Period pursuant to FASB Interpretation No. 133 – Accounting for Derivative Instruments and Hedging Activities (June 1998), noncash adjustments in connection with any interest rate Swap Contract entered into by Holdings or any of its Subsidiaries, shall be excluded.

“Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest but excluding capitalized interest on Permitted New Vessel Construction Indebtedness) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations and (c) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period; provided that, to the extent characterized as interest on the income statements of Holdings and its Subsidiaries for such Measurement Period pursuant to FASB Interpretation No. 133 – Accounting for Derivative Instruments and Hedging Activities (June 1998), noncash adjustments in connection with any interest rate Swap Contract entered into by Holdings or any of its Subsidiaries, shall be excluded.”;

(m)
the Borrowers and the Corporate Guarantor undertake to provide the Lenders with the benefit of any additional or more favourable financial covenants provided to other financing parties under other or future financing agreements in order that the Lenders shall be treated no less favourably than any other of the financing parties to the Borrowers or the Corporate Guarantor by providing details of such financial covenants in order that appropriate amendments can be made to the Loan Agreement and the relevant Finance Documents;

(n)
at the end of the Covenant Waiver Period the parties to this Agreement agree to review the terms of the Loan Agreement being amended pursuant to this Agreement and any provisions that may need to be reviewed as a consequence of these amendments;

(o)
so that during the Covenant Waiver Period the Corporate Guarantor shall provide to the Agent as soon as possible but in no event later than 30 days after the end of each calendar month update financial projections including but not limited to revenues, operating expenses, net income, cash balances, loan balances, working capital requirements and equity for the period up to and including 31 December 2011;

(p)
the definition of, and references throughout to, the Master Agreement and each Finance Document shall be construed as if the same referred to the Master Agreement or that Finance Document as amended and supplemented by this Agreement; and

(q)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Agreement.

5.2
Amendments to Master Agreement and Finance Documents.  With effect on and from the Effective Date, the Master Agreement and each of the Finance Documents other than the Loan Agreement, shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)
the definition of, and references throughout each of the Finance Documents to, the Loan Agreement, the Master Agreement and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement, the Master Agreement and those Finance Documents as amended and supplemented by this Agreement;

(b)
by construing references throughout the Master Agreement and each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to the Master Agreement and such Finance Documents as amended and supplemented by this Agreement.

5.3
Master Agreement and Finance Documents to remain in full force and effect.  The Master Agreement and the Finance Documents shall remain in full force and effect as amended and supplemented by the amendments to the Finance Documents contained or referred to in Clause 5.1.

6	FURTHER ASSURANCES

6.1	Borrowers’ and each Security Party’s obligation to execute further documents etc. Each Borrower and each Security Party shall:

(a)
execute and deliver to the Security Trustee (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Security Trustee may, in any particular case, specify;

(b)	effect any registration or notarisation, give any notice or take any other step;

which the Security Trustee may, by notice to that Borrower or that Security Party, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:

(a)
validly and effectively to create any Security Interest or right of any kind which the Security Trustee intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.

6.3
Terms of further assurances.  The Security Trustee may specify the terms of any document to be executed by any Borrower or any Security Party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Security Trustee considers appropriate to protect its interests.

6.4	Obligation to comply with notice. Any Borrower or any Security Party shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5
Additional corporate action.  At the same time as any Borrower or any Security Party delivers to the Security Trustee any document executed under Clause 6.1(a), that Borrower or any Security Party shall also deliver to the Security Trustee a certificate signed by 2 of that Borrower’s or that Security Party’s directors which shall:

(a)	set out the text of a resolution of that Borrower’s or that Security Party’s directors specifically authorising the execution of the document specified by the Security Trustee; and

(b)
state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under that Borrower’s or that Security Party’s articles of association or other constitutional documents.

7	FEES AND EXPENSES

7.1	Amendment fee. The Borrowers shall pay to the Agent an amendment fee in an amount specified in the Amendment Fee Letter on the date of this Agreement.

7.2
Expenses.  The provisions of clauses 20.2 to 20.6 of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	COMMUNICATIONS

8.1
General.  The provisions of clause 27 (notices) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts. This Agreement may be executed in any number of counterparts.

9.2	Finance Documents. This Agreement is a Finance Document.

9.3	Third party rights. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

10	LAW AND JURISDICTION

10.1	Governing law. This Agreement and any non-contractual obligations arising from or in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Loan Agreement provisions. The provisions of clause 31 (law and jurisdiction) of the Loan Agreement, shall apply to this Agreement.

THIS AGREEMENT has been duly executed as a Deed on the date stated at the beginning of this Agreement.

SCHEDULE 1

LENDERS

Lender	Lending Office	Commitment
The Royal Bank of Scotland plc	Shipping Business Centre 5-10 Great Tower Street London EC3P 3HX Fax No: + 44 207 085 7142 Attn: Transaction and Portfolio Management	$35,000,000
Citibank, N.A.	750 Washington Boulevard Stamford CT06901 USA Fax No: + 1 866 772 2935 Attn: Gilbert Torres	$15,000,000
Landesbank Hessen-Thüringen Girozentrale	420 Fifth Avenue, 24th Floor New York, NY 100108-2729 USA Fax No: +1 212 703 5256 Attn: Corporate Finance/ Portfolio Management	$30,000,000
Norddeutsche Landesbank Girozentrale	Ship and Aircraft Finance Department Friednichswall 10 30159 Hannover, Germany Fax No: +49 511 361 4785 Attn: International Shipping Group II - Sebastian Schubert	$30,000,000
Alliance & Leicester Commercial Finance plc	298 Deansgate Manchester M3 4HH Fax No: + 44 161 953 3517 Attn Corporate Administration Manager	$30,000,000
Bank of America, N.A.	Bank of America 100 Federal Street Boston MA 02110 Fax No: +617434 1955 Attn: Transportation Division - Credit Products	$10,000,000

SCHEDULE 2

FINANCIAL COVENANTS DURING COVENANT WAIVER PERIOD

The Borrowers and the Corporate Guarantor undertake to comply with the following financial covenants and undertakings during the Covenant Waiver Period:

(a)
Minimum Consolidated Interest Charges Ratio.  Permit the Consolidated Interest Charges Coverage Ratio as of the end of the period of determination indicated below and for such period then ending of Holdings and its Subsidiaries to be less than the ratio set forth below opposite such period:

Period of Determination	Minimum Consolidated Interest Charges Coverage Ratio
Two fiscal quarters ending June 30, 2009	1.10:1.00
Three fiscal quarters ending September 30, 2009	1.35:1.00
Four fiscal quarters ending December 31, 2009	1.75:1.00

(b)	Minimum Cash Liquidity. For each calendar month ending on or after the date hereof, minimum cash maintained by the Borrowers and the Corporate Guarantor shall be not less than $40,000,000 of which:

(i)	a minimum average of $10,000,000 in any calendar month shall be credited to and continue to be held on an operating account maintained with the Agent in the name of TBS Pacific Liner, Ltd.; and

(ii)
$20,000,000 shall be credited to a deposit account to be opened with the Agent and such sum shall only be available to the Borrowers to be used to pay instalments due under the Shipbuilding Contracts and which shall reduce as each such payment is made.

(c)
No Dividends.  As long as no Event of Default has occurred the Borrowers may pay any dividends to the Corporate Guarantor. The Corporate Guarantor will not pay any dividend or make any other form of distribution which it may otherwise have been permitted to make pursuant to clause 11.21 of the Loan Agreement.

(d)
The Borrowers and the Corporate Guarantor each undertake not to purchase (and to procure that none of their subsidiaries purchase) any additional vessels without the prior written consent of the Agent acting on the instructions of the Majority Lenders.

(e)
The Borrowers and the Corporate Guarantor acting individually or together shall not invest more than $10,000,000 in aggregate in any joint ventures of which any amounts in excess of $5,000,000 shall require the prior written consent of the Agent acting on the instructions of the Majority Lenders.

(f)
The Borrowers and the Corporate Guarantor shall not permit any new or increase their existing off balance sheet operating leases, operating lease payments and payments associated with vessels chartered in for more than 6 months without the prior written consent of the Agent acting on the instructions of the Majority Lenders.  The Borrowers and the Corporate Guarantor shall be permitted to enter new or increase their existing off balance sheet operating leases, operating lease payments and payments associated with vessels chartered in for less than 6 months provided that they notify the Agent in writing promptly thereafter.

(g)
The Borrowers and the Corporate Guarantor shall not permit any new or increase their existing Financial Indebtedness, as defined in the Loan Agreement, without the prior written consent of the Agent acting on the instructions of the Majority Lenders.

EXECUTION PAGES

BORROWERS

EXECUTED as a DEED	)
by	)
ARGYLE MARITIME CORP.	)
acting by Keith Krut	)	/s/ Keith Krut
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Dimitrios Vourakis
Dimitrios Vourakis
1 Roondwood Avenue
Stockley Park
UB 11 1AU

EXECUTED as a DEED	)
by	)
CATON MARITIME CORP.	)
acting by Keith Krut	)	/s/ Keith Krut
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Dimitrios Vourakis
Dimitrios Vourakis
1 Roondwood Avenue
Stockley Park
UB 11 1AU

EXECUTED as a DEED	)
by	)
DORCHESTER MARITIME CORP.	)
acting by Keith Krut	)	/s/ Keith Krut
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Dimitrios Vourakis
Dimitrios Vourakis
1 Roondwood Avenue
Stockley Park
UB 11 1AU

EXECUTED as a DEED	)
by	)
LONGWOODS MARITIME CORP.	)
acting by Keith Krut	)	/s/ Keith Krut
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Dimitrios Vourakis
Dimitrios Vourakis
1 Roondwood Avenue
Stockley Park
UB 11 1AU

EXECUTED as a DEED	)
by	)
McHENRY MARITIME CORP.	)
acting by Keith Krut	)	/s/ Keith Krut
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Dimitrios Vourakis
Dimitrios Vourakis
1 Roondwood Avenue
Stockley Park
UB 11 1AU

EXECUTED as a DEED	)
by	)
SUNSWYCK MARITIME CORP.	)
acting by Keith Krut	)	/s/ Keith Krut
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Dimitrios Vourakis
Dimitrios Vourakis
1 Roondwood Avenue
Stockley Park
UB 11 1AU

CORPORATE GUARANTOR

EXECUTED as a DEED	)
by TBS INTERNATIONAL LIMITED	)
acting by Keith Krut	)	/s/ Keith Krut
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Dimitrios Vourakis
Dimitrios Vourakis	)
1 Roondwood Avenue
Stockley Park
UB 11 1AU

LENDERS

EXECUTED as a DEED	)
by	)
THE ROYAL BANK OF SCOTLAND PLC	)
acting by G.A. Stares	)	/s/ G.A. Stares
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ C.L. Patrick
C. L. Patrick
The Royal Bank of Scotland Plc
Shipping Business Centre
5-10 Great Tower Street
London EC3P 3HX

EXECUTED as a DEED	)
by	)
CITIBANK, N.A.	)
acting by Kavita Shah	)	/s/ Kavita Shah
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Emily King
Emily King
Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB

EXECUTED as a DEED	)
by	)
LANDESBANK HESSEN-THÜRINGEN	)
GIROZENTRALE	)
acting by Kavita Shah	)	/s/ Kavita Shah
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Emily King
Emily King
Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB

EXECUTED as a DEED	)
by	)
NORDDEUTSCHE LANDESBANK	)
GIROZENTRALE	)
acting by Kavita Shah	)	/s/ Kavita Shah
its duly authorised attorney-in-fact	)
in the presence of:		/s/ Emily King
Emily King
Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB

EXECUTED as a DEED	)
by	)
ALLIANCE & LEICESTER	)
COMMERCIAL FINANCE PLC	)
acting by Mark Mccarthy	)	/s/ Mark McCarthy
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Barbara McCarthy
Barbara McCarthy
2 Shorter Avenue
Shenfield, Essex

EXECUTED as a DEED	)
by	)
BANK OF AMERICA, N.A.	)
acting by Kavita Shah	)	/s/ Kavita Shah
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Emily King
Emily King
Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB

MANDATED LEAD ARRANGERS

EXECUTED as a DEED	)
by	)
THE ROYAL BANK OF SCOTLAND PLC	)
acting by G. A. Stares	)	/s/ G.A. Stares
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ C.L. Patrick
C.L. Patrick
The Royal Bank of Scotland Plc
Shipping Business Centre
5-10 Great Tower Street
London EC3P 3HX

BOOKRUNNER

EXECUTED as a DEED	)
by	)
THE ROYAL BANK OF SCOTLAND PLC	)
acting by G. A. Stares	)	/s/ G.A. Stares
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ C.L. Patrick
C.L. Patrick
The Royal Bank of Scotland Plc
Shipping Business Centre
5-10 Great Tower Street
London EC3P 3HX

AGENT

EXECUTED as a DEED	)
by	)
THE ROYAL BANK OF SCOTLAND PLC	)
acting by Philip A. Pentney	)	/s/ Philip A. Pentney
Senior Director	)
Head of Syndicated Loans Agency	)
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Jayne Jeffrey
Jayne Jeffrey
Syndicated Loans Agency
The Royal Bank of Scotland
135 Bishopsgate
London EC2M 3UR

SECURITY TRUSTEE

EXECUTED as a DEED	)
by	)
THE ROYAL BANK OF SCOTLAND PLC	)
acting by Philip A. Pentney	)	/s/ Philip A. Pentney
Senior Director	)
Head of Syndicated Loans Agency	)
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Jayne Jeffrey
Jayne Jeffrey
Syndicated Loans Agency
The Royal Bank of Scotland
135 Bishopsgate
London EC2M 3UR

SWAP BANK

EXECUTED as a DEED	)
by	)
THE ROYAL BANK OF SCOTLAND PLC	)
acting by G.A. Stares	)	/s/ G. A. Stares
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ C.L. Patrick
C.L. Patrick
The Royal Bank of Scotland Plc
Shipping Business Centre
5-10 Great Tower Street
London EC3P 3HX

APPENDIX 1

CORPORATE GUARANTEE SUPPLEMENT

APPENDIX II

SCHEDULE 5
REPAYMENT INSTALMENTS

Loan A

Loan A shall be repaid by (i) 20 quarterly instalments each of $417,500 and (ii) a balloon instalment of $16,650,000 payable simultaneously with the last such quarterly instalment commencing with a first such quarterly instalment to be paid on the date falling three months after the Drawdown Date of the Loan A Delivery Advance and thereafter at three monthly intervals  Provided that in the event such Loan is not drawndown in full such repayment instalments shall be reduced pro-rata and provided further that any repayment instalments in respect of such Loan due to be repaid on or before 1 January 2010 shall be prepaid on the Drawdown Date of the Loan A Delivery Advance.

Loan B

Loan B will be repaid by (i) 20 quarterly instalments each of $417,500 and (ii) a balloon instalment of $16,650,000 payable simultaneously with the last such quarterly instalment commencing with a first such quarterly instalment to be paid on the date falling three months after the Drawdown Date of the Loan B Delivery Advance and thereafter at three monthly intervals  Provided that in the event such Loan is not drawndown in full such repayment instalments shall be reduced pro-rata.

Loan C

Loan C will be repaid by (i) 20 quarterly instalments each of $417,500 and (ii) a balloon instalment of $16,650,000 payable simultaneously with the last such quarterly instalment commencing with a first such quarterly instalment to be paid on the date falling three months after the Drawdown Date of the Loan C Delivery Advance and thereafter at three monthly intervals  Provided that in the event such Loan is not drawndown in full such repayment instalments shall be reduced pro-rata.

Loan D

Loan D will be repaid by (i) 20 quarterly instalments each of $417,500 and (ii) a balloon instalment of $16,650,000 payable simultaneously with the last such quarterly instalment commencing with a first such quarterly instalment to be paid on the date falling three months after the Drawdown Date of the Loan D Delivery Advance  and thereafter at three monthly intervals  Provided that in the event such Loan is not drawndown in full such repayment instalments shall be reduced pro-rata.

Loan E

Loan E will be repaid by (i) 20 quarterly instalments each of $417,500 and (ii) a balloon instalment of $16,650,000 payable simultaneously with the last such quarterly instalment commencing with a first such quarterly instalment to be paid on the date falling three months after the Drawdown Date of the Loan E Delivery Advance  and thereafter at three monthly intervals  Provided that in the event such Loan is not drawndown in full such repayment instalments shall be reduced pro-rata.

Loan F

Loan F will be repaid by (i) 20 quarterly instalments each of $417,500 and (ii) a balloon instalment of $16,650,000 payable simultaneously with the last such quarterly instalment commencing with a first such quarterly instalment to be paid on the date falling three months after the Drawdown Date of the Loan F Delivery Advance  and thereafter at three monthly intervals  Provided that in the event such Loan is not drawndown in full such repayment instalments shall be reduced pro-rata.